Supplement to the
Fidelity® Emerging Markets Index Fund
December 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
The fund may operate as a non-diversified fund, as defined under the Investment Company Act of 1940 (1940 Act), to the approximate extent the index is non-diversified. The fund may therefore operate as non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
In addition, the fund may operate as a non-diversified fund under the 1940 Act to the approximate extent the index is non-diversified. A non-diversified fund may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
EMX-I-EMX-AI-SUSTK-0526-106 1.9870399.106	May 28, 2026